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                                                                    EXHIBIT 32.1

                         MACKINAC FINANCIAL CORPORATION
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2005, (the "Form 10-K") of Mackinac Financial Corporation (the "Issuer").

      I, Paul D. Tobias, Chairman and Chief Executive Office of the Issuer, certify that:

      (1) The Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

Date:  March 30, 2006              /s/ Paul D. Tobias
                                   ---------------------------------------------
                                   Paul D. Tobias
                                   Chairman and Chief Executive Officer
                                   (chief executive officer)